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                                                                   EXHIBIT 10.27

                      THIRD AMENDMENT TO CREDIT AGREEMENT


          This THIRD AMENDMENT TO CREDIT AGREEMENT dated as of August 3, 2001 (this "Third Amendment"), among AMBAC FINANCIAL GROUP, INC. ("AMBAC Financial"),
       ---------------                                        ---------------
AMBAC ASSURANCE CORPORATION ("AMBAC Assurance"; together with AMBAC Financial,
                              ---------------
the "Borrowers"), CITIBANK, N.A. ("Citibank"), as documentation agent (the
     ---------                     --------
"Documentation Agent") and as Lender, THE BANK OF NEW YORK ("BNY") and CAJA
 -------------------                                         ---
MADRID, each as co-agent (each, a "Co-Agent") and as Lender, and THE BANK OF
                                   --------
NOVA SCOTIA ("BNS"), as administrative agent (the "Administrative Agent") for
              ---                                  --------------------
the Lenders and as Lender.


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Borrowers, the Lenders and the Agents are parties to that certain Credit Agreement dated as of August 3, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement");
                                                  -------------------------

          WHEREAS, the parties to the Existing Credit Agreement wish to amend the Existing Credit Agreement as set forth below; and

          WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement as provided below (the Existing Credit Agreement, as so amended by this Third Amendment, being referred to as the "Credit Agreement");
                    ----------------

          NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


                                    PART I
                                  DEFINITIONS

          SECTION 1.1  Certain Definitions. The following terms (whether or not
                       -------------------
underscored) when used in this Third Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

          "Credit Agreement" is defined in the third recital.
           ----------------                    -------------

          "Existing Credit Agreement" is defined in the first recital.
           -------------------------                    -------------

          "Third Amendment" is defined in the preamble.
           ---------------                    --------

          "Third Amendment Effective Date" is defined in Section 4.1.
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          SECTION 1.2. Other Definitions. Terms for which meanings are provided
                       -----------------
in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Third Amendment with such meanings.


                                    PART II
                               AMENDMENTS TO THE
                           EXISTING CREDIT AGREEMENT

          Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with the terms of this Part II; except as so amended, the Existing Credit
                       -------
Agreement and all Exhibits and Schedules shall continue in full force and effect and are in all respects hereby ratified and confirmed.

          SECTION 2.1. Amendment to Section 1.1. The definitions of "Co-Agent",
                       -------------------------
"Commitment Amount", "Percentage" and "Scheduled Commitment Termination Date" in
Section 1.1 of the Existing Credit Agreement are each hereby amended in their entireties to read as follows:

          "'Co-Agent' means each of The Bank of New York and Caja Madrid."
            --------

          "'Commitment Amount' means $200,000,000, as such amount may be reduced
            ------------------
     from time to time pursuant to Section 2.2 or 2.7."
                                   -----------    ---

          "'Percentage' means, with respect to any Lender, the percentage set
            ----------
     forth opposite the name of such Lender on the Percentage Schedule, as such percentage may be adjusted from time to time pursuant to Section 2.7 and
                                                              -----------
     Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11."
                                         -------------

          "'Scheduled Commitment Termination Date' means, with respect to any
            -------------------------------------
     Lender, (a) August 3, 2002, or (b) as it may be extended from time in accordance with Section 2.7 with respect to such Lender, the applicable
                     -----------
     Extension Date."

          SECTION 2.2. Further Amendment to Section 1.1. The following new
                       ---------------------------------
definition is inserted in Section 1.1 of the Existing Credit Agreement in appropriate alphabetic order:

          "'Percentage Schedule' means the Percentage Schedule attached hereto
            -------------------
     as Schedule II, as it may be amended, supplemented or otherwise modified
        -----------
     from time to time by the Borrowers with the written consent of the Administrative Agent and each Lender whose Percentage is changed by such amendment, supplement or other modification. "

          SECTION 2.3. Percentage Schedule. The Percentage Schedule attached to
                       --------------------
this Third Amendment is attached as Schedule II to the Existing Credit
Agreement.

          SECTION 2.4. Amendment to Section 2.1.2. Section 2.1.2 of the Existing
                       ---------------------------
Credit Agreement is hereby amended by deleting the final sentence thereof in its entirety and substituting therefor the following:

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          "The amount of each Lender's Percentage of the Commitment Amount on
          August 3, 2001, is set forth below:

                    The Bank of Nova Scotia                 $ 75,000,000

                    Caja Madrid                             $ 50,000,000

                    Citibank, N.A.                          $ 50,000,000

                    The Bank of New York                    $ 25,000,000"

          SECTION 2.5. Amendment to Section 3.3.1. Section 3.3.1 of the Existing
                       ---------------------------
Credit Agreement is hereby amended by deleting "rate of .08 of 1% per annum" therein and substituting therefor the words "rate per annum, set forth in a letter agreement dated as of August 3, 2001, among the Borrowers and the Lenders,".

          SECTION 2.6. Amendment to Section 10.1. Section 10.1 of the Existing
                       --------------------------
Credit Agreement is hereby amended by (i) deleting the words "or (except pursuant to a Lender Assignment Agreement) the Percentage of any Lender" in clause (b) thereof, (ii) deleting the word "or" immediately prior to clause (d) thereof, (iii) substituting a semi-colon for the period at the end of the clause
(d) thereof and (iv) inserting the following immediately after such semi-colon:

          "; or (e) change the Percentage of any Lender shall be made except pursuant to (i) Section 2.7, (ii) a Lender Assignment Agreement or
                          -----------
          (iii) a written amendment, supplement or waiver of the Percentage Schedule consented to by the Borrowers, the Administrative Agent and such Lender."


                                   PART III
                                    LENDERS

          SECTION 3.1. New Lenders, etc. By executing and delivering this Third
                       -----------------
Amendment, each of The Bank of New York and Caja Madrid (each, a "New Lender") becomes a Lender under the Credit Agreement and agrees to all of the other provisions of this Third Amendment. Each New Lender hereby acknowledges and confirms that it has received a copy of the Existing Credit Agreement and the exhibits related thereto. Each New Lender further confirms and agrees that in becoming a Lender and in making its Commitment and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Administrative Agent. Effective upon its execution and delivery of this Third Amendment, each New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent of its Percentage; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto. Each New Lender is, on or prior to the Third Amendment Effective Date, delivering to the Administrative Agent and the Borrowers the administrative details set forth in Annex A attached to this Third
                                                  -------
Amendment. Each New Lender agrees to furnish the tax form required by the last paragraph of

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Section 4.6 of the Credit Agreement (if so required) no later than the Third
-----------
Amendment Effective Date.

          SECTION 3.2.   Co-Agent, etc. Effective upon the execution and
                         --------------
delivery of this Third Amendment by each New Lender, (i) Bank One, NA shall relinquish its rights as a Lender and as the Co-Agent and shall be released from its obligations as a Lender and as the Co-Agent under the Existing Credit Agreement and the other Loan Documents and (ii) each of BNY and Caja Madrid shall succeed to and become vested with all rights, powers, privileges and duties of the Co-Agent under the Credit Agreement and the other Loan Documents.

                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

          SECTION 4.1.   Third Amendment Effective Date. This Third Amendment
                         ------------------------------
(and the amendments contained herein) shall become effective on August 3, 2001 (the "Third Amendment Effective Date"), provided that all of the conditions set
      ------------------------------
forth this Part IV have been satisfied.
           -------

          SECTION 4.1.1. Execution of Counterparts. On or prior to the Third
                         -------------------------
Amendment Effective Date, the Administrative Agent shall have received counterparts of this Third Amendment, duly executed and delivered on behalf of the Borrowers, all of the Lenders (other than Bank One, NA) and the Agents.

          SECTION 4.1.2. Resolutions, etc. The Administrative Agent shall have
                         -----------------
received from each Borrower a certificate, dated the Third Amendment Effective Date, of its Secretary or Assistant Secretary as to: (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Third Amendment; and (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Third Amendment. Each Lender may conclusively rely on such certificate until it shall have received a further certificate of the Secretary or Assistant Secretary of such Borrower canceling or amending such prior certificate.

          SECTION 4.1.3. Delivery of Officer's Certificate. The Administrative
                         ---------------------------------
Agent shall have received from each Borrower, on the Third Amendment Effective Date, a certificate, substantially in the form of Exhibit A hereof and dated as
                                                  ---------
of the Third Amendment Effective Date, of an Authorized Officer of such Borrower certifying that both before and after giving effect to this Third Amendment: (i) the representations and warranties set forth in Article VI of the Existing
                                                ----------
Credit Agreement shall be true and correct as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default shall have then occurred and be continuing.

          SECTION 4.1.4. Notes. The Administrative Agent shall have received for
                         -----
the account of each Lender whose Commitment, after giving effect to the effectiveness of this Third Amendment, is changing and of each New Lender, Notes dated the Third Amendment Effective Date, duly executed and delivered by the Borrowers. Each Lender whose Commitment, after

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giving effect to the effectiveness of this Third Amendment, is changing shall mark its Note "replaced" and deliver it to the Administrative Agent for cancellation.

          SECTION 4.1.5. Opinions of Counsel. The Administrative Agent shall
                         -------------------
have received opinions, dated the Third Amendment Effective Date and addressed to the Administrative Agent and all Lenders, from (a) Shearman & Sterling, special counsel to the Borrower, (b) Anne G. Gill, First Vice President, Counsel and Secretary to Ambac Financial, (c) Anne G. Gill, First Vice President, Assistant General Counsel and Assistant Secretary to Ambac Assurance and (d) DeWitt Ross & Stevens, S.C., special Wisconsin counsel to Ambac Assurance, in each case in form and substance acceptable to the Administrative Agent.


                                    PART V
                                 MISCELLANEOUS

          SECTION 5.1. Cross-References. References in this Third Amendment to
                       ----------------
any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Third Amendment.

          SECTION 5.2. Loan Document Pursuant to Existing Credit Agreement. This
                       ---------------------------------------------------
Third Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

          SECTION 5.3. Successors and Assigns. This Third Amendment shall be
                       ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 5.4. Counterparts. This Third Amendment may be executed by the
                       ------------
parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 5.5. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY
                       -------------
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be executed by their respective officers as of the day and year first written above.

                                    AMBAC FINANCIAL GROUP, INC.



                                    By:  /s/ Robert W. Starr
                                       ------------------------------

                                        Name:  Robert W. Starr
                                        Title: Managing Director and Treasurer

                                    AMBAC ASSURANCE CORPORATION



                                    By:  /s/ Robert W. Starr
                                       ------------------------------

                                        Name:  Robert W. Starr
                                        Title: Managing Director and Treasurer

                                    THE BANK OF NOVA SCOTIA,
                                     as Administrative Agent and Lender

                                    By:______________________________
                                        Name:
                                        Title:

                                    THE BANK OF NEW YORK, as Co-Agent
                                     and Lender

                                    By:______________________________
                                        Name:
                                        Title:

                                    CAJA MADRID, as Co-Agent and Lender

                                    By:______________________________
                                        Name:
                                        Title:

                                    CITIBANK, N.A., as Documentation Agent
                                     and Lender

                                    By:______________________________
                                        Name:
                                        Title:

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